SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 10, 2008

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OIL STATES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16337 (Commission File Number)	76-0476605 (I.R.S. Employer Identification No.)

Three Allen Center
333 Clay Street, Suite 4620
Houston, Texas 77002
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 10, 2008, Oil States International, Inc. (the “Company”) issued a press release announcing that the Company’s Canadian subsidiary, PTI Group Inc. (“PTI”), has received all necessary land lease approvals to begin the construction of its fourth major lodge in the oil sands region of northern Alberta, Canada. The Company’s Board of Directors has authorized PTI to spend approximately US$22.7 million in 2008 to initially develop the 376-room, PTI Conklin Lodge. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Document

99.1	Press Release dated March 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2008

OIL STATES INTERNATIONAL, INC.

By:	/s/ Bradley J. Dodson
Name: Bradley J. Dodson
Title: Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit Number	Description of Document
99.1	Press Release dated March 10, 2008